Exhibit 99.1

News Release

Innovation and Resiliency Drive Dell Technologies’ First Quarter
Fiscal 2021 Financial Results

ROUND ROCK, Texas — May 28, 2020

News summary

•	Dell Technologies effectively navigates COVID-19 environment with innovative products, broad capabilities, flexible supply chain and resilient global workforce

•	First quarter revenue of $21.9 billion

•	Operating income up 28% to $702 million, non-GAAP operating income of $2.2 billion

•	Client Solutions Group revenue up 2% to $11.1 billion; VMware revenue up 12%

Full story
Dell Technologies (NYSE: DELL) announces financial results for its fiscal 2021 first quarter. First quarter revenue was $21.9 billion. During the quarter, the company generated operating income of $702 million, a 28 percent increase over the same period in the prior year, and non-GAAP operating income of $2.2 billion. Net income was $182 million, non-GAAP net income was $1.1 billion and adjusted EBITDA was $2.6 billion. Net cash used in operating activities was $0.8 billion. Diluted earnings per share was $0.19 and non-GAAP diluted earnings per share was $1.34.

“Customers need essential technology now more than ever to put business continuity, remote working and learning plans into practice,” said Jeff Clarke, vice chairman and chief operating officer, Dell Technologies. “In Q1, we saw orders with banking and financial services, government, healthcare and life sciences customers up 15 to 20 percent — all to meet immediate needs of their customers, communities and patients. As the world pivots from response to recovery, we’ll continue to put our broad capabilities to work to deliver differentiated results for our customers and our company.”

First Quarter Fiscal 2021 Financial Results

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
	(in millions, except percentages; unaudited)
Total net revenue	$21,897	$21,908	—%
Operating income	$702	$550	28%
Net income	$182	$329	(45)%

Non-GAAP net revenue	$21,945	$21,990	—%
Non-GAAP operating income	$2,161	$2,196	(2)%
Non-GAAP net income	$1,143	$1,209	(5)%
Adjusted EBITDA	$2,607	$2,573	1%
Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year-over-year unless otherwise noted.

Dell Technologies ended the quarter with cash and investments of $13.2 billion, and total deferred revenue of $27.6 billion, up 14 percent year-over-year. Recurring revenue, which includes deferred revenue amortization, utility, and as-a-Service delivered as part of Dell Technologies on Demand, is now approximately $6 billion a quarter, up 16 percent year-over-year.

“Since February, almost everything in the world has changed. What remains unchanged is our ability to deliver for customers and run the business in a disciplined way for the long-term — with an emphasis on growth, share gain, and a strong capital structure,” said Tom Sweet, chief financial officer, Dell Technologies.

Operating segments summary

Client Solutions Group revenue for the first quarter was $11.1 billion, up 2 percent versus the first quarter of last year. Operating income was $592 million or more than 5 percent of Client Solutions Group revenue.

Key highlights:

•	Double-digit unit and revenue growth in commercial notebooks and high-single-digit revenue growth in mobile workstations

•	Powered by a resilient supply chain, outperformed the PC industry, as the only top 5 vendor gaining year-over-year worldwide share in total and commercial client units[1]

•	Moved up to #2 worldwide in commercial PC sales with a 26.2 percent-unit share.[1]

Infrastructure Solutions Group revenue for the first quarter was $7.6 billion, an 8 percent decrease year-over-year, with customers directing more spend towards remote work and business continuity solutions. Storage revenue was $3.8 billion, down 5 percent year-over-year, while servers and networking revenue was $3.8 billion, down 10 percent. Operating income was $732 million for the first quarter, or approximately 10 percent of Infrastructure Solutions Group revenue.

Key highlights:

•
Began shipping PowerStore — an innovative autonomous storage platform built from the ground up to support multiple workloads for the midrange segment, the biggest part of the external storage market. PowerStore includes CloudIQ storage monitoring and analytics software that combines machine learning and human intelligence. Dell Technologies will integrate CloudIQ across the full Dell Technologies infrastructure portfolio for greater insights. Dell EMC Cloud Storage Services can connect PowerStore to all of the big three public clouds as a managed service.

•
Earlier this month, announced Dell Technologies Cloud OneFS for Google Cloud to help organizations control exponential data and application growth and ease the flow of files across their private clouds and Google Cloud

•
Added a one-year term to Dell Technologies On Demand flexible consumption offerings, which can also be used with the Dell Technologies Cloud Platform to consume cloud infrastructure and rapidly get a hybrid cloud up and running.

VMware revenue was $2.8 billion for the first quarter, up 12 percent driven by broad-based strength across a diverse product portfolio. Operating income for the quarter was $773 million, or approximately 28 percent of VMware revenue.

Key highlights:

•	Announced the new VMware Tanzu Portfolio and its suite of tools for deploying and managing Kubernetes and the new VMware vSphere 7.

•	Released VMware Cloud Foundation 4, which delivers intrinsic security and lifecycle management across software-defined compute, storage and networking, and hybrid cloud environments.

Conference call information
As previously announced, the Company will hold a conference call to discuss its first quarter performance today, May 28, 2020 at 4:30 p.m. CDT. The conference call will be broadcast live over the internet and can be accessed at https://investors.delltechnologies.com/events-and-presentations/upcoming-events

For those unable to listen to the live broadcast, an archived version will be available at the same location for one year.

Additional financial and operating information may be downloaded from
https://investors.delltechnologies.com/financial-information/quarterly-results

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com

# # #

Copyright © 2020 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

1.    IDC WW Quarterly Personal Computing Device (PDC) Tracker CY20Q1.

Non-GAAP Financial Measures:
This press release presents information about Dell Technologies’ non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to Dell Technologies or its management are intended to identify these forward-looking statements.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets, including as a result of the COVID-19 pandemic; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation including tariffs and other effects of trade regulation; counterparty default risks; effects of customer defaults or the exercise of customer rights on the ability of Dell Technologies to produce revenue under its contracts for services and solutions at expected levels and to perform such contracts at estimated costs; the loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyberattacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, climate change, and public health issues, including those relating to the COVID-19 pandemic; Dell Technologies’ substantial level of indebtedness; the impact of the financial performance of VMware Inc.; and the market volatility of Dell Technologies’ pension plan assets.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2020, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of the date such statements are made. Dell Technologies does not undertake to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or Dell Technologies’ expectations, the occurrence of unanticipated events, or otherwise.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Income (Loss) and Related Financial Highlights
(in millions, except percentages; unaudited)

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
Net revenue (a):
Products	$16,038	$16,575	(3)%
Services	5,859	5,333	10%
Total net revenue	21,897	21,908	—%
Cost of net revenue:
Products	12,804	13,079	(2)%
Services	2,240	2,032	10%
Total cost of net revenue	15,044	15,111	—%
Gross margin	6,853	6,797	1%
Operating expenses:
Selling, general, and administrative	4,886	5,071	(4)%
Research and development	1,265	1,176	8%
Total operating expenses	6,151	6,247	(2)%
Operating income	702	550	28%
Interest and other, net	(566)	(693)	18%
Income (loss) before income taxes	136	(143)	195%
Income tax benefit	(46)	(472)	90%
Net income	182	329	(45)%
Less: Net income attributable to non-controlling interests	39	36	8%
Net income attributable to Dell Technologies Inc.	$143	$293	(51)%

Percentage of Total Net Revenue:
Gross margin	31%	31%
Selling, general, and administrative	22%	23%
Research and development	6%	5%
Operating expenses	28%	29%
Operating income	3%	3%
Income (loss) before income taxes	1%	(1)%
Net income	1%	2%
Income tax rate	(33.8)%	330.1%
____________________

(a)
During the fourth quarter of Fiscal 2020, the Company reclassified revenue associated with certain service and software-as-a-service offerings from product revenue to services revenue. There was no change to total revenue as a result of the reclassifications. Prior period results have been recast to conform with current period presentation.

DELL TECHNOLOGIES INC.
Consolidated Statements of Financial Position
(in millions; unaudited)

	May 1, 2020	January 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$12,229	$9,302
Accounts receivable, net	10,797	12,484
Short-term financing receivables, net	4,752	4,895
Inventories, net	3,616	3,281
Other current assets	7,437	6,906
Current assets held for sale	2,100	—
Total current assets	40,931	36,868
Property, plant, and equipment, net	6,100	6,055
Long-term investments	974	864
Long-term financing receivables, net	4,710	4,848
Goodwill	40,248	41,691
Intangible assets, net	16,827	18,107
Other non-current assets	10,446	10,428
Total assets	$120,236	$118,861
LIABILITIES, REDEEMABLE SHARES, AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Short-term debt	$8,375	$7,737
Accounts payable	18,432	20,065
Accrued and other	8,073	9,773
Short-term deferred revenue	14,766	14,881
Current liabilities held for sale	365	—
Total current liabilities	50,011	52,456
Long-term debt	48,353	44,319
Long-term deferred revenue	12,851	12,919
Other non-current liabilities	5,340	5,383
Total liabilities	116,555	115,077
Redeemable shares	441	629
Stockholders’ equity (deficit):
Total Dell Technologies Inc. stockholders’ deficit	(1,614)	(1,574)
Non-controlling interests	4,854	4,729
Total stockholders’ equity (deficit)	3,240	3,155
Total liabilities, redeemable shares, and stockholders’ equity (deficit)	$120,236	$118,861

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended
	May 1, 2020	May 3, 2019
Cash flows from operating activities:
Net income	$182	$329
Adjustments to reconcile net income to net cash provided by (used in) operating activities:	(978)	353
Change in cash from operating activities	(796)	682
Cash flows from investing activities:
Purchases of investments	(56)	(38)
Maturities and sales of investments	39	337
Capital expenditures and capitalized software development costs	(559)	(716)
Acquisition of businesses and assets, net	(38)	(45)
Divestitures of businesses and assets, net	120	(3)
Other	9	7
Change in cash from investing activities	(485)	(458)
Cash flows from financing activities:
Proceeds from the issuance of common stock	116	134
Repurchases of parent common stock inclusive of tax withholdings	(240)	(6)
Repurchases of subsidiary common stock inclusive of tax withholdings	(300)	(803)
Proceeds from debt	10,135	9,563
Repayments of debt	(5,405)	(9,569)
Other	(42)	(38)
Change in cash from financing activities	4,264	(719)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(136)	(36)
Change in cash, cash equivalents, and restricted cash	2,847	(531)
Cash, cash equivalents, and restricted cash at beginning of the period	10,151	10,240
Cash, cash equivalents, and restricted cash at end of the period	$12,998	$9,709

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
Infrastructure Solutions Group (ISG):
Net Revenue:
Servers and networking	$3,758	$4,180	(10)%
Storage	3,811	4,022	(5)%
Total ISG net revenue	$7,569	$8,202	(8)%

Operating Income:
ISG operating income	$732	$843	(13)%
% of ISG net revenue	10%	10%
% of total reportable segment operating income	35%	38%

Client Solutions Group (CSG):
Net Revenue:
Commercial	$8,634	$8,307	4%
Consumer	2,470	2,603	(5)%
Total CSG net revenue	$11,104	$10,910	2%

Operating Income:
CSG operating income	$592	$793	(25)%
% of CSG net revenue	5%	7%
% of total reportable segment operating income	28%	36%

VMware (a):
Net Revenue:
Total VMware net revenue	$2,755	$2,457	12%

Operating Income:
VMware operating income	$773	$595	30%
% of VMware net revenue	28%	24%
% of total reportable segment operating income	37%	27%
____________________

(a)
During the fourth quarter of Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment. There was no change to consolidated results as a result of the reclassification. Prior period results have been recast to conform with current period presentation.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued)

	Three Months Ended
	May 1, 2020	May 3, 2019
Reconciliation to consolidated net revenue:
Reportable segment net revenue (a)	$21,428	$21,569
Other businesses (a) (b)	517	421
Unallocated transactions (c)	—	—
Impact of purchase accounting (d)	(48)	(82)
Total consolidated net revenue	$21,897	$21,908

Reconciliation to consolidated operating income:
Reportable segment operating income (a)	$2,097	$2,231
Other businesses (a) (b)	65	(34)
Unallocated transactions (c)	(1)	(1)
Impact of purchase accounting (d)	(63)	(101)
Amortization of intangibles	(855)	(1,217)
Transaction-related expenses (e)	(76)	(42)
Stock-based compensation expense (f)	(370)	(263)
Other corporate expenses (g)	(95)	(23)
Total consolidated operating income	$702	$550
_________________

(a)
During Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment. Prior period results have been recast to conform with current period presentation.

(b)
Secureworks, RSA Security, Virtustream, and Boomi constitute “Other businesses” and do not meet the requirements for a reportable segment, either individually or collectively. The results of Other businesses are not material to the Company’s overall results.

(c)	Unallocated transactions includes other corporate items that are not allocated to Dell Technologies’ reportable segments.

(d)	Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.

(e)	Transaction-related expenses includes acquisition, integration, and divestiture related costs.

(f)	Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.

(g)	Other corporate expenses includes severance, facility action, and other costs.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited)

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
Non-GAAP net revenue	$21,945	$21,990	—%
Non-GAAP gross margin	$7,325	$7,434	(1)%
% of non-GAAP net revenue	33%	34%
Non-GAAP operating expenses	$5,164	$5,238	(1)%
% of non-GAAP net revenue	24%	24%
Non-GAAP operating income	$2,161	$2,196	(2)%
% of non-GAAP net revenue	10%	10%
Non-GAAP net income	$1,143	$1,209	(5)%
% of non-GAAP net revenue	5%	5%
Adjusted EBITDA	$2,607	$2,573	1%
% of non-GAAP net revenue	12%	12%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
Net revenue	$21,897	$21,908	—%
Non-GAAP adjustments:
Impact of purchase accounting	48	82
Non-GAAP net revenue	$21,945	$21,990	—%

Gross margin	$6,853	$6,797	1%
Non-GAAP adjustments:
Amortization of intangibles	372	519
Impact of purchase accounting	51	84
Transaction-related expenses	—	(5)
Stock-based compensation expense	40	26
Other corporate expenses	9	13
Non-GAAP gross margin	$7,325	$7,434	(1)%

Operating expenses	$6,151	$6,247	(2)%
Non-GAAP adjustments:
Amortization of intangibles	(483)	(698)
Impact of purchase accounting	(12)	(17)
Transaction-related expenses	(76)	(47)
Stock-based compensation expense	(330)	(237)
Other corporate expenses	(86)	(10)
Non-GAAP operating expenses	$5,164	$5,238	(1)%

Operating income	$702	$550	28%
Non-GAAP adjustments:
Amortization of intangibles	855	1,217
Impact of purchase accounting	63	101
Transaction-related expenses	76	42
Stock-based compensation expense	370	263
Other corporate expenses	95	23
Non-GAAP operating income	$2,161	$2,196	(2)%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended
	May 1, 2020	May 3, 2019	Change
Net income	$182	$329	(45)%
Non-GAAP adjustments:
Amortization of intangibles	855	1,217
Impact of purchase accounting	63	101
Transaction-related expenses	(44)	42
Stock-based compensation expense	370	263
Other corporate expenses	95	23
Fair value adjustments on equity investments	(94)	(62)
Aggregate adjustment for income taxes	(284)	(704)
Non-GAAP net income	$1,143	$1,209	(5)%

Net income	$182	$329	(45)%
Adjustments:
Interest and other, net	566	693
Income tax benefit	(46)	(472)
Depreciation and amortization	1,316	1,616
EBITDA	$2,018	$2,166	(7)%

EBITDA	$2,018	$2,166	(7)%
Adjustments:
Stock-based compensation expense	370	263
Impact of purchase accounting	48	83
Transaction-related expenses	76	42
Other corporate expenses	95	19
Adjusted EBITDA	$2,607	$2,573	1%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended May 1, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$182	855	63	(44)	370	95	(94)	(284)	$1,143
Less: Net income attributable to non-controlling interests (a)	39	60	3	7	54	—	(1)	(35)	127
Net income attributable to Dell Technologies Inc. - basic	143	795	60	(51)	316	95	(93)	(249)	1,016
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(2)								(4)
Net income attributable to Dell Technologies Inc. - diluted	$141								$1,012

Earnings per share - basic	$0.19								$1.37
Earnings per share - diluted	$0.19								$1.34

Weighted-average shares outstanding - basic	740								740
Weighted-average shares outstanding - diluted	755								755
_________________

(a)
Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.

(b)
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended May 3, 2019
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$329	1,217	101	42	263	23	(62)	(704)	$1,209
Less: Net income attributable to non-controlling interests (a)	36	73	6	3	46	—	(26)	(29)	109
Net income attributable to Dell Technologies Inc. - basic	293	1,144	95	39	217	23	(36)	(675)	1,100
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(8)								(8)
Net income attributable to Dell Technologies Inc. - diluted	$285								$1,092

Earnings per share - basic	$0.41								$1.53
Earnings per share - diluted	$0.38								$1.45

Weighted-average shares outstanding - basic	717								717
Weighted-average shares outstanding - diluted	751								751
_________________

(a)
Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.

(b)
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.